UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21343

Western Asset Emerging Markets Debt Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2016

WESTERN ASSET

EMERGING MARKETS

DEBT FUND INC. (EMD)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to seek high current income. As a secondary objective, the Fund seeks capital appreciation.

The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Emerging Markets Debt Fund Inc. for the twelve-month reporting period ended December 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

On December 13, 2016, Western Asset Emerging Markets Debt Fund Inc. (the “Fund” and NYSE: ESD), Western Asset Worldwide Income Fund Inc. (“SBW”) and Western Asset Emerging Markets Income Fund Inc. (“EMD”) announced the results of the votes cast at the joint special meeting of stockholders of the Fund, SBW and EMD held on December 12, 2016. Stockholders of both the EMD and the Fund voted to approve the merger of EMD with and into the Fund, and stockholders of both SBW and the Fund voted to approve the merger of SBW with and into the Fund. Additionally, stockholders of the Fund voted to approve the amendment of the Fund’s primary investment objective to high current income and its secondary investment objective to capital appreciation. The change is not expected to have a material impact on the Fund’s investments.

On December 19, 2016, the Fund announced the completion of the mergers of SBW and EMD with and into the Fund. Effective on that date, SBW and EMD stockholders became Fund stockholders. Additionally, as of that date, the Fund changed its NYSE ticker symbol from ESD to the ticker symbol EMD.

Each SBW and EMD share converted into an equivalent dollar amount (to the nearest $0.0001) of full shares of the Fund. The conversion price was based on SBW’s, EMD’s and the Fund’s net asset value (“NAV”) per share calculated at the close of business on Friday, December 16, 2016. The conversion ratios were calculated at 0.727316 common shares of the Fund for each SBW common share and 0.715479 common shares of the Fund for each EMD common share. The Fund did not issue any fractional shares to SBW and EMD stockholders. In lieu

II	Western Asset Emerging Markets Debt Fund Inc.

thereof, the Fund purchased all fractional shares at the current NAV and remitted the cash proceeds to former SBW and EMD stockholders in proportion to their fractional shares. The Fund’s post-merger net assets totaled $1,025,371,797 and its NAV per common share was $16.88 based on approximately 60,746,222 shares outstanding, as of the close of business on December 16, 2016. For additional information, please contact the Fund at 1-888-777-0102 or consult our website at www.lmcef.com.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

January 31, 2017

Western Asset Emerging Markets Debt Fund Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended December 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that first and second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 0.8% and 1.4%, respectively. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. The U.S. Department of Commerce’s initial reading for fourth quarter 2016 GDP growth — released after the reporting period ended — was 1.9%. The deceleration in growth reflected a downturn in exports, an acceleration in imports, a deceleration in personal consumption expenditures and a downturn in federal government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on December 31, 2016, the unemployment rate was 4.7%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed also declined over the period. In December 2016, 24.2% of Americans looking for a job had been out of work for more than six months, versus 26.9% when the period began.

Turning to the global economy, in its January 2017 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”)ii said, “After a lackluster outturn in 2016, economic activity is projected to pick up pace in 2017 and 2018, especially in emerging market and developing economies. However, there is a wide dispersion of possible outcomes around the projections, given uncertainty surrounding the policy stance of the incoming U.S. administration and its global ramifications.” From a regional perspective, the IMF estimates 2017 growth in the Eurozone will be 1.6%, versus 1.7% in 2016. Japan’s economy is expected to expand 0.8% in 2017, compared to 0.9% in 2016. Elsewhere, the IMF projects that overall growth in emerging market countries will accelerate to 4.5% in 2017, versus 4.1% in 2016.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%. In the Fed’s statement after the December meeting it said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a € 60 billion-per-month bond buying program that was expected to run until September 2016. In December

IV	Western Asset Emerging Markets Debt Fund Inc.

2015, the ECB extended its monthly bond buying program until at least March 2017. In March 2016, the ECB announced that it would increase its bond purchasing program to € 80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Finally, in December 2016 — the ECB again extended its bond buying program until December 2017. From April 2017 through December 2017, the ECB will purchase € 60 billion-per-month of bonds. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and

Chief Executive Officer

January 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

Western Asset Emerging Markets Debt Fund Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s primary investment objective is to seek high current income and its secondary investment objective is to seek capital appreciation. The Fund invests primarily in U.S. dollar and non-U.S. dollar denominated debt securities of issuers in emerging market countries. In selecting investments for the Fund, we use a combination of qualitative assessments and quantitative models that seek to measure the relative risks and opportunities of each market segment based on economic, market, political, currency and technical data. We also make an assessment of economic and market conditions to create an optimal risk/return allocation of the Fund’s assets among various segments of the emerging market debt.

After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio. In selecting foreign and emerging market issuer debt for investment, we consider the economic and political conditions within the issuer’s country, overall and external debt levels and debt service ratios, access to capital markets and debt service payment history.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Chia-Liang (CL) Lian, Gordon S. Brown and Kevin J. Ritter.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The emerging markets debt asset class was volatile during the twelve-month reporting period ended December 31, 2016. The asset class had a weak start to the reporting period, partially driven by concerns over moderating growth in China, falling commodity prices and uncertainties regarding future Federal Reserve Board (the “Fed”)i monetary policy. However, from February through September 2016, the asset class staged an impressive rally as commodity prices continued to recover, the Fed refrained from raising interest rates and there was robust demand from investors looking to generate incremental yield in the low interest rate environment.

Investor demand for the asset class started to weaken in October 2016. This was triggered by a number of factors, including uncertainties surrounding the U.S. elections and expectations for a Fed rate hike. The sell-off intensified in November 2016 following the unexpected results of the U.S. elections amid expectations for stronger domestic economic growth and a potentially accelerated normalization schedule from the Fed. This, in turn resulted in sharply rising yields in the U.S. and a strengthening U.S. dollar. Investor sentiment for the asset class was also negatively impacted by the potential deterioration in the relationship between the U.S. and China, and concerns

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	1

Fund overview (cont’d)

over President-elect Donald Trump’s anti-globalization rhetoric. Another headwind was uncertainty around future U.S. policies that may impact Mexico and other emerging market countries. The asset class partially regained its footing in December 2016 as investor demand improved.

Despite the late setback, the asset class was one of the best performing segments in the fixed-income market for the year. The U.S. dollar-denominated sovereign debt sector, as measured by the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ii, returned 10.19% during the twelve months ended December 31, 2016. Emerging market corporate bonds, as measured by the JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”)iii, gained 10.76% and local currency sovereign debt, as measured by the JPMorgan Government Bond Index-Emerging Markets Global Diversifiediv, returned 9.94% over the same period.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. Overall, we increased our allocation to local currencies during the reporting period. In contrast, we decreased our exposures to quasi-sovereign and corporate bonds. We also reduced our cash position and selectively participated in a number of new issues that presented attractive buying opportunities. In terms of countries, we increased our overweight in Argentina on the back of a regime change providing a more positive outlook for the country. We also shifted from an underweight position in Brazil to an overweight as the country’s new President, Michel Temer, provided investors with a more positive outlook as he continued to work on fiscal and structural reforms. We added to our allocations in Colombia and Ecuador as they continued to benefit from rising oil prices and improving fundamentals, respectively. Elsewhere, we moved from overweights to underweights in Mexico, Turkey and Poland. While we believe valuations are attractive in Mexico, we decreased exposure given heightened risks associated with a Trump Administration, as well as signs of deteriorating fundamentals that began to appear before the U.S. elections. The decrease in Turkey was driven by rising political risks, whereas Poland experienced deteriorating fundamentals.

We increased our overweight in frontier countries. These smaller, less liquid, non-investment grade countries offer attractive yields. However, we continue to maintain a highly selective and thoughtful approach to frontier markets, being mindful that certain of these countries have less transparency regarding underlying fundamentals and higher liquidity concerns. Finally, though the Fund maintained a durationv overweight relative to the EMBI Global during the year, duration was pared back prior to the U.S. elections.

U.S. Treasury futures were used to manage duration and yield curvevi exposure. The use of these instruments detracted from performance. Credit default swaps which were used for hedging purposes, had a neutral impact to performance. Currency forwards and options, which were used to manage the Fund’s local currency exposures, in aggregate, were also a headwind for results during the reporting period.

The use of leverage was tactically managed during the reporting period. We ended the period with leverage at roughly 22% of the gross assets of the Fund, versus roughly

2	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

17% at the beginning of the period. Overall, leverage contributed to results given the positive total return of the assets of the Fund in 2016.

Performance review

For the twelve months ended December 31, 2016, Western Asset Emerging Markets Debt Fund Inc. returned 12.44% based on its net asset value (“NAV”)vii and 16.56% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the EMBI Global, returned 10.19% for the same period. The Lipper Emerging Markets Hard Currency Debt Closed-End Funds Category Averageviii returned 14.29% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $1.26 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2016. Past performance is no guarantee of future results.

Performance Snapshot as of December 31, 2016
Price Per Share	12-Month Total Return**
$17.10 (NAV)	12.44	%†
$14.71 (Market Price)	16.56	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was sector allocation. Specifically, our overweight positions in Oil & Gas and Metals & Mining were beneficial as they were two of the strongest performing sectors in the benchmark. In both cases, these sectors benefited from rising commodity prices. Within these industries, a number of individual corporate holdings contributed to performance, including the Fund’s out-of-benchmark exposure to Brazilian oil & gas issuer Petrobras, which rose on the back of rising oil prices and an improving outlook for the company. The Fund’s exposure to Brazilian metals and mining company Vale Overseas Limited was also rewarded as it was aided by rising commodity prices.

In terms of countries, overweights in Ecuador and Argentina were additive for results. As mentioned, Ecuador was a beneficiary of rising oil prices. Investor sentiment for Argentina improved markedly under its new government and promises of reform.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its overweight to duration. We maintained a longer duration relative to the benchmark with the

*	For the tax character of distributions paid during the fiscal year ended December 31, 2016, please refer to page 45 of this report.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	3

Fund overview (cont’d)

expectation that there would be gradual global growth. While we reduced the Fund’s duration prior to the U.S. elections in November 2016, it remained slightly longer than the benchmark and was a headwind for performance as U.S. rates moved sharply higher following Donald Trump’s victory.

Country positioning overall was also negative for performance. An overweight in India was a headwind for results as growth in the country moderated and it lagged the benchmark. We reduced the Fund’s allocation in Mexico prior to the November 2016 U.S. election and it continued to perform poorly given increased political risks after the Trump victory. We maintained an underweight to Ukraine due to geopolitical risks and a challenging fiscal environment. However, this positioning detracted from results as Ukrainian bonds performed relatively well during the reporting period.

Certain issuers detracted from performance, including an overweight position in Mexico City Airport Trust, due to an increase in interest rates as well as weakened sentiment given the November 2016 U.S. election outcome. Brazilian telecommunication issuer Oi also detracted during the year as the company began negotiations with creditors on a restructuring plan.

Looking for additional information?

The Fund is traded under the symbol “EMD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XEMDX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Emerging Markets Debt Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 20, 2017

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s fixed-income holdings. Investing in foreign securities is subject to certain risks not associated with domestic investing, such

4	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

as currency fluctuations, and social, political and economic uncertainties which could result in significant volatility. These risks are magnified in emerging or developing markets. High-yield bonds (commonly known as “junk bonds”) involve greater credit and liquidity risks than investment grade bonds. The Fund may make significant investments in derivative instruments, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of December 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2016 were: Sovereign Bonds (73.3%), Energy (22.0%), Materials (8.9%), Financials (6.9%) and Utilities (4.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

iii	The JPMorgan Corporate Emerging Markets Bond Index Broad (“CEMBI Broad”) tracks total returns for U.S. dollar-denominated debt instruments issued by corporate entities in emerging market countries.

iv

The JPMorgan Government Bond Index-Emerging Markets Global Diversified tracks total returns for local currency bonds issued by Emerging Market governments. The index includes only those countries that are accessible by most of the international investor base and excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility. For this index the maximum weight to a country is capped at 10%.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2016 and December 31, 2015 and does not include derivatives such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at anytime.
‡	Represents less than 0.1%.
*	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate Sector was created.

6	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2016

Total Spread Duration
EMD	— 5.68 years
Benchmark	— 6.52 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Debt Fund Inc.
IG Credit	— Investment Grade Credit

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — December 31, 2016

Total Effective Duration
EMD	— 5.61 years
Benchmark	— 6.67 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
EMD	— Western Asset Emerging Markets Debt Fund Inc.
IG Credit	— Investment Grade Credit

8	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

Schedule of investments

December 31, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 73.3%
Argentina — 9.9%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	5,140,000		$5,268,500	(a)
Provincia de Buenos Aires, Senior Bonds	4.000%	5/15/35	1,905,776		1,367,394	(b)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	6,230,000		6,793,815	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	2,630,000		2,708,900	(a)
Republic of Argentina, Bonds	22.750%	3/5/18	45,780,000	ARS	2,932,075
Republic of Argentina, Bonds	18.200%	10/3/21	38,800,000	ARS	2,503,774
Republic of Argentina, Senior Bonds	7.000%	4/17/17	22,940,000		23,576,585
Republic of Argentina, Senior Notes	6.875%	4/22/21	3,160,000		3,373,300	(a)
Republic of Argentina, Senior Notes	7.500%	4/22/26	8,890,000		9,356,725	(a)
Republic of Argentina, Senior Notes	8.280%	12/31/33	13,571,728		14,555,678
Republic of Argentina, Senior Notes	7.125%	7/6/36	4,490,000		4,282,338	(a)
Republic of Argentina, Senior Notes	7.625%	4/22/46	4,050,000		4,060,125	(a)
Republic of Argentina, Senior Notes, Step Bond	2.500%	12/31/38	34,960,000		21,587,800
Total Argentina					102,367,009
Armenia — 0.4%
Republic of Armenia, Senior Notes	6.000%	9/30/20	3,850,000		3,987,060	(b)
Brazil — 2.2%
Federative Republic of Brazil, Notes	10.000%	1/1/23	2,015,000	BRL	584,028
Federative Republic of Brazil, Notes	10.000%	1/1/25	39,700,000	BRL	11,341,207
Federative Republic of Brazil, Senior Bonds	6.000%	4/7/26	3,000,000		3,112,500	(c)
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	8,380,000		7,845,775	(c)
Total Brazil					22,883,510
Cameroon — 0.1%
Republic of Cameroon, Senior Notes	9.500%	11/19/25	1,200,000		1,297,146	(a)
Chile — 0.5%
Republic of Chile, Senior Notes	3.875%	8/5/20	5,183,000		5,467,288	(c)
Colombia — 4.2%
Republic of Colombia, Senior Bonds	4.000%	2/26/24	6,250,000		6,328,125	(c)
Republic of Colombia, Senior Bonds	7.375%	9/18/37	16,567,000		20,211,740	(c)
Republic of Colombia, Senior Bonds	6.125%	1/18/41	2,080,000		2,256,800	(c)
Republic of Colombia, Senior Notes	7.375%	3/18/19	13,279,000		14,806,085	(c)
Total Colombia					43,602,750
Costa Rica — 0.7%
Republic of Costa Rica, Notes	7.000%	4/4/44	7,610,000		6,983,088	(a)
Croatia — 1.0%
Republic of Croatia, Senior Notes	6.625%	7/14/20	3,640,000		3,965,616	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	9

Schedule of investments (cont’d)

December 31, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Croatia — continued
Republic of Croatia, Senior Notes	5.500%	4/4/23	5,640,000	$5,968,305	(b)
Total Croatia				9,933,921
Dominican Republic — 1.8%
Dominican Republic, Senior Notes	5.500%	1/27/25	10,870,000	10,535,856	(a)
Dominican Republic, Senior Notes	6.875%	1/29/26	1,940,000	2,021,616	(a)
Dominican Republic, Senior Notes	6.850%	1/27/45	6,300,000	5,983,236	(a)
Total Dominican Republic				18,540,708
Ecuador — 2.4%
Republic of Ecuador, Senior Bonds	10.500%	3/24/20	7,070,000	7,635,600	(a)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	5,270,000	5,731,125	(b)
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	4,210,000	4,578,375	(a)
Republic of Ecuador, Senior Bonds	7.950%	6/20/24	4,870,000	4,675,200	(b)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	2,680,000	2,747,000	(a)
Total Ecuador				25,367,300
Egypt — 0.2%
Arab Republic of Egypt, Senior Notes	5.875%	6/11/25	2,810,000	2,561,933	(a)
El Salvador — 0.4%
Republic of El Salvador, Notes	6.375%	1/18/27	4,930,000	4,560,250	(a)
Gabon — 0.5%
Gabonese Republic, Bonds	6.375%	12/12/24	2,290,000	2,143,325	(a)
Gabonese Republic, Senior Bonds	6.950%	6/16/25	2,880,000	2,707,157	(a)
Total Gabon				4,850,482
Georgia — 0.3%
Republic of Georgia, Bonds	6.875%	4/12/21	2,360,000	2,583,964	(b)
Ghana — 1.2%
Republic of Ghana, Bonds	8.125%	1/18/26	1,620,000	1,603,776	(a)
Republic of Ghana, Bonds	10.750%	10/14/30	5,270,000	6,259,917	(a)
Republic of Ghana, Notes	7.875%	8/7/23	2,450,000	2,422,364	(b)
Republic of Ghana, Senior Notes	9.250%	9/15/22	1,580,000	1,694,573	(a)
Total Ghana				11,980,630
Guatemala — 0.2%
Republic of Guatemala, Senior Notes	4.500%	5/3/26	2,100,000	2,023,875	(a)
Honduras — 0.2%
Republic of Honduras, Senior Notes	7.500%	3/15/24	1,440,000	1,545,696	(b)
Hungary — 1.3%
Republic of Hungary, Senior Notes	5.750%	11/22/23	12,608,000	14,004,021	(c)
Indonesia — 8.0%
Republic of Indonesia, Notes	3.750%	4/25/22	30,030,000	30,217,447	(b)(c)

See Notes to Financial Statements.

10	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Indonesia — continued
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	1,095,000		$1,153,130	(b)(c)
Republic of Indonesia, Senior Bonds	8.375%	9/15/26	131,422,000,000	IDR	10,052,356
Republic of Indonesia, Senior Bonds	8.375%	3/15/34	4,626,000,000	IDR	346,113
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	3,210,000		3,724,040	(b)(c)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	1,060,000		1,124,778	(a)(c)
Republic of Indonesia, Senior Notes	4.875%	5/5/21	213,000		226,017	(b)(c)
Republic of Indonesia, Senior Notes	3.375%	4/15/23	4,720,000		4,616,604	(a)(c)
Republic of Indonesia, Senior Notes	5.875%	1/15/24	7,049,000		7,794,812	(a)(c)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	20,750,000		20,995,120	(a)(c)
Republic of Indonesia, Senior Notes	5.250%	1/17/42	2,520,000		2,549,769	(b)(c)
Total Indonesia					82,800,186
Israel — 0.4%
Government of Israel, Senior Bonds	2.875%	3/16/26	4,460,000		4,375,871
Ivory Coast — 0.3%
Republic of Cote D’Ivoire, Senior Notes	6.375%	3/3/28	3,060,000		2,996,891	(a)
Jamaica — 0.8%
Government of Jamaica, Senior Notes	7.625%	7/9/25	2,210,000		2,532,019
Government of Jamaica, Senior Notes	6.750%	4/28/28	3,390,000		3,720,525
Government of Jamaica, Senior Notes	8.000%	3/15/39	1,760,000		1,963,051
Total Jamaica					8,215,595
Jordan — 0.5%
Kingdom of Jordan, Senior Notes	6.125%	1/29/26	440,000		445,095	(a)
Kingdom of Jordan, Senior Notes	5.750%	1/31/27	5,490,000		5,214,347	(a)
Total Jordan					5,659,442
Kazakhstan — 1.0%
Republic of Kazakhstan, Senior Bonds	3.875%	10/14/24	9,890,000		9,940,637	(b)
Kenya — 0.3%
Republic of Kenya, Senior Notes	5.875%	6/24/19	2,640,000		2,710,805	(a)
Republic of Kenya, Senior Notes	6.875%	6/24/24	200,000		189,788	(a)
Total Kenya					2,900,593
Lithuania — 1.2%
Republic of Lithuania, Senior Notes	6.125%	3/9/21	11,550,000		12,964,875	(a)(c)
Mexico — 1.9%
United Mexican States, Medium-Term Notes	6.050%	1/11/40	1,132,000		1,228,503	(c)
United Mexican States, Senior Notes	5.125%	1/15/20	1,020,000		1,097,520	(c)
United Mexican States, Senior Notes	4.000%	10/2/23	12,776,000		12,838,603	(c)
United Mexican States, Senior Notes	3.600%	1/30/25	1,840,000		1,778,360	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	11

Schedule of investments (cont’d)

December 31, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Mexico — continued
United Mexican States, Senior Notes	4.750%	3/8/44	1,248,000	$1,137,926	(c)
United Mexican States, Senior Notes	5.550%	1/21/45	60,000	61,575	(c)
United Mexican States, Senior Notes	4.600%	1/23/46	1,229,000	1,107,636
Total Mexico				19,250,123
Namibia — 0.3%
Republic of Namibia, Senior Notes	5.250%	10/29/25	3,470,000	3,410,455	(a)
Nigeria — 0.2%
Republic of Nigeria, Senior Notes	6.375%	7/12/23	1,660,000	1,612,582	(a)
Republic of Nigeria, Senior Notes	6.375%	7/12/23	650,000	631,433	(b)
Total Nigeria				2,244,015
Oman — 0.3%
Oman Government International Bond, Senior Notes	4.750%	6/15/26	3,570,000	3,460,547	(a)
Pakistan — 0.4%
Republic of Pakistan, Senior Bonds	7.250%	4/15/19	1,930,000	2,050,339	(a)
Republic of Pakistan, Senior Notes	8.250%	4/15/24	2,380,000	2,585,789	(b)
Total Pakistan				4,636,128
Panama — 0.1%
Republic of Panama, Senior Bonds	9.375%	4/1/29	910,000	1,287,650
Republic of Panama, Senior Bonds	6.700%	1/26/36	159,000	193,741
Total Panama				1,481,391
Paraguay — 0.3%
Republic of Paraguay, Senior Bonds	5.000%	4/15/26	3,500,000	3,570,000	(a)
Peru — 4.8%
Republic of Peru, Senior Bonds	7.350%	7/21/25	10,300,000	13,250,950	(c)
Republic of Peru, Senior Bonds	8.750%	11/21/33	19,998,000	29,247,075	(c)
Republic of Peru, Senior Bonds	6.550%	3/14/37	5,219,000	6,578,549	(c)
Republic of Peru, Senior Bonds	5.625%	11/18/50	1,026,000	1,164,510	(c)
Total Peru				50,241,084
Philippines — 1.6%
Republic of Philippines, Senior Bonds	6.375%	10/23/34	2,170,000	2,833,408	(c)
Republic of Philippines, Senior Bonds	5.000%	1/13/37	8,270,000	9,365,287	(c)
Republic of Philippines, Senior Bonds	3.950%	1/20/40	4,600,000	4,551,751	(c)
Total Philippines				16,750,446
Poland — 2.7%
Republic of Poland, Senior Notes	5.125%	4/21/21	10,940,000	11,950,200	(c)
Republic of Poland, Senior Notes	5.000%	3/23/22	14,784,000	16,137,475	(c)
Total Poland				28,087,675

See Notes to Financial Statements.

12	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Romania — 0.9%
Republic of Romania, Senior Notes	4.875%	1/22/24	7,370,000		$7,822,076	(b)(c)
Republic of Romania, Senior Notes	4.875%	1/22/24	1,570,000		1,666,304	(a)(c)
Total Romania					9,488,380
Russia — 6.5%
Russian Federal Bond, Bonds	8.150%	2/3/27	289,580,000	RUB	4,719,349
Russian Federal Bond, Senior Bonds	7.000%	1/25/23	964,000,000	RUB	14,889,396
Russian Foreign Bond — Eurobond, Senior Bonds	11.000%	7/24/18	215,000		244,940	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	12.750%	6/24/28	790,000		1,345,378	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	28,289,130		34,101,980	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	470,864		567,617	(b)(c)
Russian Foreign Bond — Eurobond, Senior Bonds	5.625%	4/4/42	7,400,000		7,982,277	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	5.875%	9/16/43	3,400,000		3,772,664	(a)
Total Russia					67,623,601
Senegal — 0.2%
Republic of Senegal, Bonds	6.250%	7/30/24	2,170,000		2,172,528	(b)
South Africa — 0.9%
Republic of South Africa, Senior Notes	4.875%	4/14/26	9,780,000		9,767,775	(c)
Sri Lanka — 1.5%
Republic of Sri Lanka, Senior Bonds	6.000%	1/14/19	2,760,000		2,844,475	(a)
Republic of Sri Lanka, Senior Bonds	5.125%	4/11/19	2,000,000		2,025,630	(b)
Republic of Sri Lanka, Senior Bonds	6.825%	7/18/26	2,280,000		2,248,285	(a)
Republic of Sri Lanka, Senior Notes	6.250%	7/27/21	5,020,000		5,113,141	(b)
Republic of Sri Lanka, Senior Notes	5.875%	7/25/22	3,460,000		3,411,633	(b)
Total Sri Lanka					15,643,164
Tunisia — 0.1%
Banque Centrale de Tunisie SA, Senior Bonds	5.750%	1/30/25	990,000		923,794	(a)
Turkey — 5.0%
Republic of Turkey, Senior Bonds	5.625%	3/30/21	1,700,000		1,747,175
Republic of Turkey, Senior Bonds	5.750%	3/22/24	450,000		452,985	(c)
Republic of Turkey, Senior Bonds	11.875%	1/15/30	13,970,000		20,979,448	(c)
Republic of Turkey, Senior Notes	3.250%	3/23/23	850,000		755,259	(c)
Republic of Turkey, Senior Notes	6.875%	3/17/36	26,529,000		27,372,887	(c)
Republic of Turkey, Senior Notes	6.750%	5/30/40	270,000		273,834	(c)
Total Turkey					51,581,588
Ukraine — 0.7%
Republic of Ukraine, Senior Notes	7.750%	9/1/20	6,970,000		6,912,707	(a)
Uruguay — 1.0%
Republic of Uruguay, Senior Bonds	5.100%	6/18/50	5,760,000		5,198,400	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	13

Schedule of investments (cont’d)

December 31, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Uruguay — continued
Republic of Uruguay, Senior Notes	4.375%	10/27/27	4,943,154	$4,980,475	(c)
Total Uruguay				10,178,875
Venezuela — 2.6%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	33,467,000	15,729,490	(b)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	4,205,000	2,155,062
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	15,450,000	8,652,000	(b)
Total Venezuela				26,536,552
Vietnam — 1.0%
Republic of Vietnam, Senior Bonds	6.750%	1/29/20	1,690,000	1,835,933	(b)
Republic of Vietnam, Senior Bonds	4.800%	11/19/24	8,700,000	8,600,872	(a)
Total Vietnam				10,436,805
Zambia — 0.3%
Republic of Zambia, Senior Notes	8.970%	7/30/27	2,900,000	2,871,000	(a)
Total Sovereign Bonds (Cost — $733,700,114)				761,663,354
Corporate Bonds & Notes — 50.4%
Consumer Discretionary — 0.4%
Media — 0.4%
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	1,480,000	1,560,206	(c)
Myriad International Holdings BV, Senior Notes	5.500%	7/21/25	2,750,000	2,779,095	(a)(c)
Total Consumer Discretionary				4,339,301
Consumer Staples — 1.0%
Food & Staples Retailing — 0.1%
Prosperous Ray Ltd., Senior Bonds	4.625%	11/12/23	680,000	717,995	(b)(c)
Food Products — 0.9%
ESAL GmbH, Senior Notes	6.250%	2/5/23	2,660,000	2,681,280	(a)(c)
Marfrig Holding Europe BV, Senior Notes	6.875%	6/24/19	2,790,000	2,866,725	(a)(c)
Marfrig Holding Europe BV, Senior Notes	8.000%	6/8/23	3,700,000	3,839,120	(a)(c)
Total Food Products				9,387,125
Total Consumer Staples				10,105,120
Energy — 21.5%
Oil, Gas & Consumable Fuels — 21.5%
CNOOC Curtis Funding No. 1 Pty Ltd., Senior Notes	4.500%	10/3/23	2,750,000	2,892,103	(b)(c)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,533,608	2,650,496	(b)(c)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	2,550,000	2,865,435	(c)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	3,010,000	3,193,610	(c)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	7,160,000	6,222,040	(c)
GNL Quintero SA, Senior Notes	4.634%	7/31/29	1,877,000	1,853,538	(a)(c)

See Notes to Financial Statements.

14	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
KazMunayGas National Co. JSC, Senior Notes	6.375%	4/9/21	15,200,000	$16,536,536	(a)(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	552,000	562,350	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	3,524,000	3,932,932	(b)(c)
LUKOIL International Finance BV, Senior Notes	3.416%	4/24/18	2,704,000	2,736,675	(a)(c)
LUKOIL International Finance BV, Senior Notes	4.750%	11/2/26	3,500,000	3,513,965	(a)
ONGC Videsh Ltd., Senior Notes	4.625%	7/15/24	2,720,000	2,803,466	(b)(c)
Pacific Exploration and Production Corp., Senior Secured Notes	10.000%	11/2/21	3,100,000	3,510,750	(c)(d)
Petrobras Global Finance BV, Senior Notes	4.875%	3/17/20	14,045,000	13,921,404	(c)
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	16,220,000	15,903,710	(c)
Petrobras Global Finance BV, Senior Notes	8.375%	5/23/21	1,000,000	1,080,000	(c)
Petrobras Global Finance BV, Senior Notes	5.625%	5/20/43	1,340,000	997,228	(c)
Petrobras Global Finance BV, Senior Notes	6.850%	6/5/2115	1,800,000	1,467,000	(c)
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	37,505,000	14,533,187	(b)
Petroleos de Venezuela SA, Senior Notes	9.000%	11/17/21	16,700,000	8,915,295	(b)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	19,060,000	18,869,400	(c)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	8,310,000	8,559,300	(c)
Petroleos Mexicanos, Senior Notes	5.375%	3/13/22	12,350,000	12,661,590	(a)(c)
Petroleos Mexicanos, Senior Notes	3.500%	1/30/23	1,400,000	1,288,700	(c)
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	2,561,000	2,708,257	(a)(c)
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	3,362,000	3,076,230	(c)
Petron Corp., Subordinated Bonds	7.500%	8/6/18	3,200,000	3,350,400	(b)(c)(e)(f)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	10,270,000	11,015,325	(a)(c)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,388,000	1,488,731	(b)(c)
PT Pertamina Persero, Senior Notes	5.250%	5/23/21	6,760,000	7,130,347	(a)(c)
PT Pertamina Persero, Senior Notes	4.875%	5/3/22	2,540,000	2,616,835	(a)(c)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	3,250,000	3,244,598	(a)(c)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	2,490,000	2,570,514	(a)(c)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	6,218,000	6,910,698	(b)(c)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	6,610,000	6,978,157	(a)(c)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	187,000	188,849	(b)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	10/17/23	1,640,000	1,718,586	(b)(c)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	3,570,000	3,716,399	(a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	5,420,000	5,365,800	(a)(c)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	1,080,000	1,069,200	(b)(c)
Ultrapar International SA, Senior Notes	5.250%	10/6/26	3,190,000	3,141,831	(a)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	15

Schedule of investments (cont’d)

December 31, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	4,700,000	$5,052,970	(a)
Total Energy				222,814,437
Financials — 6.9%
Banks — 4.6%
Banco Bilbao Vizcaya Argentaria Colombia SA, Subordinated Notes	4.875%	4/21/25	2,600,000	2,548,000	(a)(c)
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,110,000	1,158,116	(a)(c)
Banco Nacional de Costa Rica, Senior Notes	5.875%	4/25/21	2,490,000	2,514,900	(a)
BBVA Banco Continental SA, Subordinated Notes	5.250%	9/22/29	980,000	1,009,400	(a)(c)(e)
Export Credit Bank of Turkey, Senior Bonds	5.000%	9/23/21	2,340,000	2,246,400	(a)(c)
Export Credit Bank of Turkey, Senior Notes	5.875%	4/24/19	2,770,000	2,839,749	(a)(c)
HSBC Holdings PLC, Senior Notes	4.300%	3/8/26	2,890,000	2,999,950	(c)
Itau Unibanco Holding SA, Senior Notes	2.850%	5/26/18	1,880,000	1,889,400	(a)(c)
Russian Agricultural Bank, Notes	8.500%	10/16/23	2,970,000	3,209,159	(b)
Russian Agricultural Bank, Senior Notes	7.750%	5/29/18	20,970,000	22,280,625	(b)
Shinhan Bank, Subordinated Notes	3.875%	3/24/26	1,260,000	1,228,918	(a)(c)
TC Ziraat Bankasi AS, Senior Notes	4.750%	4/29/21	4,015,000	3,850,787	(a)(c)
Total Banks				47,775,404
Capital Markets — 1.5%
Magyar Export-Import Bank Zrt., Senior Bonds	4.000%	1/30/20	14,740,000	15,159,132	(a)(c)
Diversified Financial Services — 0.8%
Banco Nacional de Comercio Exterior SNC, Senior Notes	4.375%	10/14/25	7,260,000	7,132,950	(a)(c)
ICBCIL Finance Co., Ltd., Senior Notes	3.200%	11/10/20	1,250,000	1,251,886	(b)(c)
Total Diversified Financial Services				8,384,836
Total Financials				71,319,372
Industrials — 3.0%
Building Products — 0.6%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	6,530,000	6,130,037	(a)(c)
Industrial Conglomerates — 0.6%
Alfa SAB de CV, Senior Notes	6.875%	3/25/44	1,000,000	977,500	(a)(c)
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	5,220,000	5,465,147	(a)(c)
Total Industrial Conglomerates				6,442,647
Transportation — 1.0%
Mexico City Airport Trust, Senior Secured Bonds	5.500%	10/31/46	9,450,000	8,528,625	(a)(c)
Mexico City Airport Trust, Senior Secured Notes	4.250%	10/31/26	1,760,000	1,729,200	(a)(c)
Total Transportation				10,257,825
Transportation Infrastructure — 0.8%
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	2,120,000	2,218,050	(a)(c)

See Notes to Financial Statements.

16	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Transportation Infrastructure — continued
PT Pelabuhan Indonesia II, Senior Bonds	4.250%	5/5/25	6,300,000	$6,010,515	(a)(c)
Total Transportation Infrastructure				8,228,565
Total Industrials				31,059,074
Materials — 8.9%
Chemicals — 2.4%
Alpek SAB de CV, Senior Notes	4.500%	11/20/22	5,878,000	5,907,390	(a)(c)
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	210,000	212,625	(b)
Equate Petrochemical BV, Senior Notes	3.000%	3/3/22	492,000	470,367	(b)
Equate Petrochemical BV, Senior Notes	4.250%	11/3/26	1,300,000	1,244,802	(a)(c)
Grupo Idesa SA de CV, Senior Notes	7.875%	12/18/20	350,000	318,500	(b)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	2,101,000	2,195,545	(a)(c)
Mexichem SAB de CV, Senior Notes	5.875%	9/17/44	4,960,000	4,445,400	(a)(c)
OCP SA, Senior Notes	5.625%	4/25/24	4,900,000	5,085,990	(a)(c)
OCP SA, Senior Notes	4.500%	10/22/25	5,590,000	5,359,770	(a)(c)
Total Chemicals				25,240,389
Construction Materials — 1.3%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	2,200,000	2,211,000	(a)(c)
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	750,000	753,750	(b)(c)
Cemex SAB de CV, Senior Secured Notes	6.500%	12/10/19	2,650,000	2,809,000	(a)(c)
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	2,920,000	2,993,000	(a)(c)
Cimpor Financial Operations BV, Senior Notes	5.750%	7/17/24	2,250,000	1,884,600	(a)(c)
Votorantim Cimentos SA, Senior Notes	7.250%	4/5/41	3,110,000	2,909,405	(b)(c)
Total Construction Materials				13,560,755
Containers & Packaging — 0.8%
Suzano Austria GmbH, Senior Notes	5.750%	7/14/26	6,530,000	6,309,612	(a)(c)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	1,528,000	1,586,370	(b)(c)
Total Containers & Packaging				7,895,982
Metals & Mining — 3.2%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	3,540,000	3,650,982	(a)(c)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	5,890,000	6,020,858	(a)(c)
Evraz Group SA, Notes	9.500%	4/24/18	2,410,000	2,584,725	(a)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	3,410,000	3,476,546	(a)
Southern Copper Corp., Senior Notes	7.500%	7/27/35	310,000	359,917	(c)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	8,490,000	9,204,383	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,110,000	1,022,478	(c)
Vale Overseas Ltd., Senior Notes	5.875%	6/10/21	2,630,000	2,761,500	(c)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	2,323,000	2,288,155	(c)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	17

Schedule of investments (cont’d)

December 31, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,392,000	$2,368,080
Total Metals & Mining				33,737,624
Paper & Forest Products — 1.2%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,037,000	1,148,834	(c)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	1,880,000	1,960,199	(c)
Inversiones CMPC SA, Notes	4.375%	5/15/23	2,070,000	2,086,709	(a)(c)
Inversiones CMPC SA, Senior Notes	4.750%	1/19/18	3,030,000	3,089,615	(a)(c)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	2,350,000	2,391,130	(a)(c)
Klabin Finance SA, Senior Notes	5.250%	7/16/24	1,900,000	1,809,750	(a)
Total Paper & Forest Products				12,486,237
Total Materials				92,920,987
Real Estate — 1.3%
Equity Real Estate Investment Trusts (REITs) — 0.3%
Trust F/1401, Senior Notes	6.950%	1/30/44	3,650,000	3,321,500	(a)(c)
Real Estate Management & Development — 1.0%
China Overseas Finance Cayman III Ltd., Senior Bonds	5.375%	10/29/23	2,460,000	2,660,881	(b)(c)
Country Garden Holdings Co., Ltd., Senior Bonds	7.250%	4/4/21	2,200,000	2,316,147	(b)(c)
Country Garden Holdings Co., Ltd., Senior Notes	7.875%	5/27/19	2,440,000	2,578,326	(b)(c)
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	2,640,000	2,733,868	(b)(c)
Total Real Estate Management & Development				10,289,222
Total Real Estate				13,610,722
Telecommunication Services — 2.7%
Diversified Telecommunication Services — 1.4%
Bharti Airtel International Netherlands BV, Senior Bonds	5.350%	5/20/24	2,670,000	2,805,174	(a)(c)
Bharti Airtel Ltd., Senior Notes	4.375%	6/10/25	2,280,000	2,252,442	(a)(c)
Empresa Nacional de Telecomunicaciones SA, Senior Notes	4.875%	10/30/24	2,860,000	2,872,286	(a)(c)
GTH Finance BV, Senior Notes	7.250%	4/26/23	3,680,000	3,958,683	(a)(c)
Ooredoo International Finance Ltd., Senior Notes	4.750%	2/16/21	2,710,000	2,893,115	(a)(c)
Total Diversified Telecommunication Services				14,781,700
Wireless Telecommunication Services — 1.3%
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	440,000	491,524	(a)
VimpelCom Holdings BV, Senior Notes	5.950%	2/13/23	11,950,000	12,457,875	(b)(c)
Total Wireless Telecommunication Services				12,949,399
Total Telecommunication Services				27,731,099
Utilities — 4.7%
Electric Utilities — 2.4%
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	2,340,000	2,337,075	(a)(c)

See Notes to Financial Statements.

18	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Electric Utilities — continued
Comision Federal de Electricidad, Senior Notes	6.125%	6/16/45	2,690,000	$2,589,125	(a)(c)
Lamar Funding Ltd., Senior Bonds	3.958%	5/7/25	4,030,000	3,719,779	(b)(c)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	7,590,000	8,538,750	(b)(c)
PT Perusahaan Listrik Negara, Senior Notes	5.500%	11/22/21	6,350,000	6,826,250	(b)(c)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	1,500,000	1,493,388	(a)(c)
Total Electric Utilities				25,504,367
Gas Utilities — 0.6%
Empresa de Energia de Bogota SA ESP, Senior Notes	6.125%	11/10/21	2,560,000	2,643,200	(a)(c)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	3,750,000	3,881,250	(a)(c)
Total Gas Utilities				6,524,450
Independent Power and Renewable Electricity Producers — 1.4%
AES Gener SA, Notes	5.250%	8/15/21	2,970,000	3,120,217	(a)(c)
Enel Generacion Chile SA, Senior Notes	4.250%	4/15/24	500,000	501,497	(c)
First Gen Corp., Senior Notes	6.500%	10/9/23	2,440,000	2,632,760	(b)(c)
Three Gorges Finance Ltd., Senior Bonds	3.150%	6/2/26	5,180,000	4,955,188	(a)(c)
Three Gorges Finance Ltd., Senior Notes	3.700%	6/10/25	2,890,000	2,915,163	(a)(c)
Total Independent Power and Renewable Electricity Producers				14,124,825
Multi-Utilities — 0.3%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	2,590,000	2,900,800	(a)(c)
Total Utilities				49,054,442
Total Corporate Bonds & Notes (Cost — $508,755,531)				522,954,554

			Shares
Common Stocks — 0.5%
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Pacific Exploration and Production Corp.			77,500	3,384,647	*(c)(g)
Pacific Exploration and Production Corp.			49,464	2,012,937	*(g)
Total Common Stocks (Cost — $6,535,706)				5,397,584

		Expiration Date	Contracts
Purchased Options — 0.0%
U.S. Dollar/Saudi Arabian Riyal, Call @ 3.84 SAR (Cost — $333,153)		1/17/17	15,052,000	542

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	19

Schedule of investments (cont’d)

December 31, 2016

Western Asset Emerging Markets Debt Fund Inc.

Security		Expiration Date	Warrants	Value
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $720,595)		4/15/20	46,425	$150,881
Total Investments before Short-Term Investments (Cost — $1,250,045,099)				1,290,166,915

	Rate		Face Amount †
Short-Term Investments — 2.1%
Repurchase Agreements — 1.0%
Deutsche Bank Securities Inc. repurchase agreement dated 12/30/16; Proceeds at maturity — $10,000,489; (Fully collateralized by U.S. government obligations, 1.625% due 1/15/18; Market value — $10,200,000) (Cost — $10,000,000)	0.440%	1/3/17	10,000,000	10,000,000

			Shares
Money Market Funds — 1.1%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $11,411,799)	0.411%		11,411,799	11,411,799
Total Short-Term Investments (Cost — $21,411,799)				21,411,799
Total Investments — 126.3% (Cost — $1,271,456,898#)				1,311,578,714
Liabilities in Excess of Other Assets — (26.3)%				(272,973,291)
Total Net Assets — 100.0%				$1,038,605,423

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is $1,279,479,923.

See Notes to Financial Statements.

20	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

Western Asset Emerging Markets Debt Fund Inc.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
IDR	— Indonesian Rupiah
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble
SAR	— Saudi Arabian Riyal

Summary of Investments by Country** (unaudited)
Indonesia	8.9%
Mexico	8.6
Russia	8.4
Argentina	8.2
Brazil	7.5
Colombia	5.9
Peru	5.4
Turkey	4.8
Venezuela	3.8
Chile	2.7
China	2.4
Hungary	2.2
Poland	2.1
Kazakhstan	2.0
Ecuador	1.9
Philippines	1.7
Dominican Republic	1.4
Netherlands	1.3
Sri Lanka	1.2
India	1.1
Lithuania	1.0
South Africa	1.0
Malaysia	1.0
Ghana	0.9
Morocco	0.8
Vietnam	0.8
Uruguay	0.8
Croatia	0.8
Qatar	0.8
Costa Rica	0.7
Romania	0.7
Jamaica	0.6

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	21

Schedule of investments (cont’d)

December 31, 2016

Western Asset Emerging Markets Debt Fund Inc.

Summary of Investments by Country** (unaudited) (cont’d)
Oman	0.6%
Ukraine	0.5
Jordan	0.4
Gabon	0.4
Pakistan	0.4
El Salvador	0.4
Israel	0.3
Armenia	0.3
Paraguay	0.3
Hong Kong	0.3
Namibia	0.3
United Kingdom	0.2
Ivory Coast	0.2
Kenya	0.2
Zambia	0.2
United Arab Emirates	0.2
Georgia	0.2
Singapore	0.2
Egypt	0.2
Nigeria	0.2
Senegal	0.2
Guatemala	0.2
Kuwait	0.1
Honduras	0.1
Panama	0.1
Cameroon	0.1
South Korea	0.1
Tunisia	0.1
United States	0.0 ‡
Short-Term Investments	1.6
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of December 31, 2016 and are subject to change.
‡	Represents less than 0.1%.

See Notes to Financial Statements.

22	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

Statement of assets and liabilities

December 31, 2016

Assets:
Investments, at value (Cost — $1,271,456,898)	$1,311,578,714
Foreign currency, at value (Cost — $852,425)	860,847
Cash	78,824
Interest receivable	21,594,404
Deposits with brokers for open futures contracts	1,128,009
Unrealized appreciation on forward foreign currency contracts	506,035
Deposits with brokers for OTC swap contracts	400,000
Prepaid expenses	9,901
Total Assets	1,336,156,734

Liabilities:
Loan payable (Note 5)	295,000,000
Investment management fee payable	930,843
Unrealized depreciation on forward foreign currency contracts	379,438
OTC swaps, at value (premiums received — $312,050)	299,617
Payable to broker — variation margin on open futures contracts	243,031
Interest payable	149,447
Directors’ fees payable	40,861
Payable for open OTC swap contracts	3,733
Accrued foreign capital gains tax	8
Accrued expenses	504,333
Total Liabilities	297,551,311
Total Net Assets	$1,038,605,423

Net Assets:
Par value ($0.001 par value; 60,746,012 shares issued and outstanding; 100,000,000 shares authorized)	$60,746
Paid-in capital in excess of par value	1,123,612,484
Overdistributed net investment income	(3,879,017)
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(121,514,238)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	40,325,448	†
Total Net Assets	$1,038,605,423

Shares Outstanding	60,746,012

Net Asset Value	$17.10

†	Net of accrued foreign capital gains tax of $8.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	23

Statement of operations

For the Year Ended December 31, 2016

Investment Income:
Interest	$41,211,779
Dividends	7,662
Less: Foreign taxes withheld	(60,293)
Total Investment Income	41,159,148

Expenses:
Investment management fee (Note 2)	5,804,079
Interest expense (Note 5)	1,743,051
Reorganization fees (Note 7)	427,763
Transfer agent fees	210,967
Directors’ fees	160,326
Legal fees	79,784
Audit and tax fees	74,100
Commitment fees (Note 5)	68,093
Fund accounting fees	53,401
Shareholder reports	36,911
Custody fees	32,261
Stock exchange listing fees	26,781
Insurance	8,550
Miscellaneous expenses	15,489
Total Expenses	8,741,556
Less: Fee waivers and/or expense reimbursements (Note 2)	(14,143)
Net Expenses	8,727,413
Net Investment Income	32,431,735

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(16,950,273)
Futures contracts	(376,595)
Written options	45,066
Swap contracts	(12,659)
Foreign currency transactions	(549,470)
Net Realized Loss	(17,843,931)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	53,415,708	‡
Futures contracts	(498,058)
Swap contracts	12,433
Foreign currencies	245,006
Change in Net Unrealized Appreciation (Depreciation)	53,175,089
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	35,331,158
Increase in Net Assets From Operations	$67,762,893

‡	Net of change in accrued foreign capital gains tax of $8.

See Notes to Financial Statements.

24	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2016	2015

Operations:
Net investment income	$32,431,735	$32,197,527
Net realized loss	(17,843,931)	(41,428,924)
Change in net unrealized appreciation (depreciation)	53,175,089	(5,523,249)
Increase (Decrease) in Net Assets From Operations	67,762,893	(14,754,646)

Distributions to Shareholders From (Note 1):
Net investment income	(30,158,031)	(35,476,229)
Return of capital	(8,642,590)	(4,864,099)
Decrease in Net Assets From Distributions to Shareholders	(38,800,621)	(40,340,328)

Fund Share Transactions:
Net assets of shares issued in connection with merger (29,952,079 shares issued) (Note 7)	505,579,060	—
Cost of aggregate fractional shares repurchased (210 aggregate fractional shares) (Note 7)	(3,546)	—
Increase in Net Assets From Fund Share Transactions	505,575,514	—
Increase (Decrease) in Net Assets	534,537,786	(55,094,974)

Net Assets:
Beginning of year	504,067,637	559,162,611
End of year*	$1,038,605,423	$504,067,637
*Includes overdistributed net investment income of:	$(3,879,017)	$(7,587,958)

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	25

Statement of cash flows

For the Year Ended December 31, 2016

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$67,762,893
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(276,269,197)
Sales of portfolio securities	203,707,918
Net purchases, sales and maturities of short-term investments	4,455,276
Cash paid for purchased options	(584,727)
Net amortization of premium (accretion of discount)	(1,395,273)
Increase in interest receivable†	(2,881,306)
Decrease in prepaid expenses	151
Increase in deposits with brokers for open futures contracts	(326,003)
Increase in deposits with brokers for OTC swap contracts	(400,000)
Increase in net premiums received for OTC swap contracts	(312,050)
Increase in payable for open OTC swap contracts	3,733
Increase in investment management fee payable†	226,895
Increase in Directors’ fees payable	25,406
Increase in interest payable†	(50,586)
Increase in accrued expenses†	181,345
Increase in payable to broker — variation margin on open futures contracts	117,828
Net realized loss on investments	16,950,273
Change in net unrealized appreciation (depreciation) of investments, OTC swap contracts and forward foreign currency transactions	(53,211,021)
Net Cash Used in Operating Activities*	(41,998,445)

Cash Flows From Financing Activities:
Distributions paid on common stock	(38,800,621)
Increase in loan payable	48,220,000
Payment for fractional shares repurchased	(3,546)
Net Cash Provided by Financing Activities	9,415,833
Net Decrease in Cash	(32,582,612)
Cash at Beginning of Year	760,880
Cash Acquired in Connection with the Reorganization	32,761,403
Cash at End of Year	$939,671

*	Included in operating expenses is cash of $1,712,932 paid for interest and commitment fees on borrowings.

†	Excludes assets and liabilities acquired in reorganization. See Notes to Financial Statements, Note 7 for more information on the non-cash activities related to the reorganization.

See Notes to Financial Statements.

26	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2016[1]	2015[1]	2014[1]	2013[1]	2012[1]

Net asset value, beginning of year	$16.37	$18.16	$19.11	$22.42	$20.56

Income (loss) from operations:
Net investment income	1.01	1.05	1.15	1.12	1.22
Net realized and unrealized gain (loss)	0.98	(1.53)	(0.68)	(2.99)	2.05
Total income (loss) from operations	1.99	(0.48)	0.47	(1.87)	3.27

Less distributions from:
Net investment income	(0.98)	(1.15)	(1.37)	(1.25)	(1.17)
Net realized gains	—	—	(0.05)	(0.19)	(0.24)
Return of capital	(0.28)	(0.16)	—	—	—
Total distributions	(1.26)	(1.31)	(1.42)	(1.44)	(1.41)

Net asset value, end of year	$17.10	$16.37	$18.16	$19.11	$22.42

Market price, end of year	$14.71	$13.73	$15.76	$17.20	$21.80
Total return, based on NAV[2,3]	12.44%	(2.83)%	2.25%	(8.58)%	16.40%
Total return, based on Market Price[4]	16.56%	(4.89)%	(0.60)%	(14.89)%	23.46%

Net assets, end of year (000s)	$1,038,605	$504,068	$559,163	$588,439	$689,504

Ratios to average net assets:
Gross expenses	1.60%[5]	1.33%	1.25%	1.20%	1.12%
Net expenses	1.59 [5,6]	1.33	1.25	1.20	1.12
Net investment income	5.92	5.97	5.91	5.43	5.65

Portfolio turnover rate	30%	37%	35%	25%	20%

Supplemental data:
Loan Outstanding, End of Year (000s)	$295,000	$101,780	$102,180	$53,950	—
Asset Coverage Ratio for Loan Outstanding[7]	452%	595%	647%	1,191%	—
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[7]	$4,521	$5,953	$6,472 [8]	$11,907 [8]	—
Weighted Average Loan (000s)	$135,366	$98,076	$75,780	$32,807	—
Weighted Average Interest Rate on Loan	1.29%	0.96%	0.91%	0.94%	—

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]

Included in the expense ratios are certain non-recurring reorganization fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.52%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[8]	Added to conform to current period presentation.

See Notes to Financial Statements.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) was incorporated in Maryland on April 16, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to seek high current income and the Fund’s secondary objective is to seek capital appreciation. Prior to December 19, 2016, the Fund’s primary investment objective was to seek total return and high current income was a secondary objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

28	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	29

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$761,663,354	—	$761,663,354
Corporate bonds & notes	—	522,954,554	—	522,954,554
Common stocks	—	3,384,647	$2,012,937	5,397,584
Purchased options	—	542	—	542
Warrants	—	150,881	—	150,881
Total long-term investments	—	1,288,153,978	2,012,937	1,290,166,915
Short-term investments†:
Repurchase agreements	—	10,000,000	—	10,000,000
Money market funds	$11,411,799	—	—	11,411,799
Total short-term investments	11,411,799	10,000,000	—	21,411,799
Total investments	$11,411,799	$1,298,153,978	$2,012,937	$1,311,578,714
Other financial instruments:
Forward foreign currency contracts	—	506,035	—	506,035
Total	$11,411,799	$1,298,660,013	$2,012,937	$1,312,084,749

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$369,029	—	—	$369,029
Forward foreign currency contracts	—	$379,438	—	379,438
OTC credit default swaps on corporate issues — buy protection‡	—	299,617	—	299,617
Total	$369,029	$679,055	—	$1,048,084

†	See Schedule of Investments for additional detailed categorizations.
‡	Value includes any premium paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s

30	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

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Notes to financial statements (cont’d)

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to

32	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2016, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended December 31, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	33

Notes to financial statements (cont’d)

the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment

34	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	35

Notes to financial statements (cont’d)

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2016, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $679,055. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $400,000, which could be used to reduce the required payment.

(m) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

36	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). The Board of Directors may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of securities

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	37

Notes to financial statements (cont’d)

issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. As of December 31, 2016, there was $8 of capital gains tax liabilities accrued or unrealized gains.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$427,763	—	$(427,763)
(b)	1,166,663	$(1,166,663)	—

(a)	Reclassifications are due to reorganization expenses.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings and issuance of preferred stock. Effective December 19, 2016 through December 18, 2018, LMPFA implemented a voluntary investment management fee waiver equal to 0.03% of the Fund’s average daily net assets plus the procceds of any outstanding borrowings.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Asset Limited and Western Singapore provide certain subadvisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited and Western Singapore do not receive any compensation from the Fund and are compensated by Western Asset for its services to the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited and Western Singapore a monthly subadvisory fee of 0.30% on assets managed by each subadviser.

38	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

During the year ended December 31, 2016, fees waived and/or expenses reimbursed amounted to $14,143.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$276,269,197
Sales	203,707,918

At December 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$63,485,293
Gross unrealized depreciation	(31,386,502)
Net unrealized appreciation	$32,098,791

At December 31, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 10-Year Notes	707	3/17	$87,497,814	$87,866,843	$(369,029)
Net unrealized depreciation on open futures contracts					$(369,029)

During the year ended December 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2015	—	—
Options written	5,098,000	$45,066
Options closed	—	—
Options exercised	—	—
Options expired	(5,098,000)	(45,066)
Written options, outstanding as of December 31, 2016	—	—

At December 31, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	10,351,731	EUR	9,375,294	Bank of America N.A.	2/15/2017	$493,272
EUR	4,635,602	USD	4,947,114	Bank of America N.A.	2/15/2017	(88,196)
USD	10,195,340	PLN	43,013,118	Barclays Bank PLC	2/15/2017	(22,418)
PLN	21,292,096	USD	5,088,933	Barclays Bank PLC	2/15/2017	(57,922)
ARS	72,085,830	USD	4,566,729	JPMorgan Chase & Co.	2/15/2017	(192,511)

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	39

Notes to financial statements (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,134,731	ARS	35,650,004	JPMorgan Chase & Co.	2/15/2017	$(18,391)
INR	349,200,000	USD	5,106,704	Citibank N.A.	3/9/2017	1,328
USD	2,526,810	INR	172,000,000	Citibank N.A.	3/9/2017	11,435
Total						$126,597

Abbreviations used in this table:
ARS	— Argentine Peso
EUR	— Euro
INR	— Indian Rupee
PLN	— Polish Zloty
USD	— United States Dollar

At December 31, 2016, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at December 31, 2016[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (Republic of Korea, 7.125%, due 4/16/19)	$5,170,000	12/20/21	0.44%	1.000% quarterly	$(138,305)	$(144,010)	$5,705
Barclays Capital Inc. (Republic of Korea, 7.125%, due 4/16/19)	6,030,000	12/20/21	0.44%	1.000% quarterly	(161,312)	(168,040)	6,728
Total	$11,200,000				$(299,617)	$(312,050)	$12,433

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

†	Percentage shown is an annual percentage rate.

40	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2016.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Purchased options[2]	$542
Forward foreign currency contracts	506,035
Total	$506,577

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[3]	$369,029	—	—	$369,029
OTC swap contracts[4]	—	—	$299,617	299,617
Forward foreign currency contracts	—	$379,438	—	379,438
Total	$369,029	$379,438	$299,617	$1,048,084

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(584,727)	—	$(584,727)
Futures contracts	$(376,595)	—	—	(376,595)
Written options	—	45,066	—	45,066
Swap contracts	—	—	$(12,659)	(12,659)
Forward foreign currency contracts[2]	—	(482,936)	—	(482,936)
Total	$(376,595)	$(1,022,597)	$(12,659)	$(1,411,851)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	41

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(332,611)	—	$(332,611)
Futures contracts	$(498,058)	—	—	(498,058)
Swap contracts	—	—	$12,433	12,433
Forward foreign currency contracts[2]	—	(217,120)	—	(217,120)
Total	$(498,058)	$(549,731)	$12,433	$(1,035,356)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended December 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$73,927
Written options†	9
Futures contracts (to sell)	24,957,058
Forward foreign currency contracts (to buy)	16,635,029
Forward foreign currency contracts (to sell)	18,677,363

Average Notional Balance
Credit default swap contracts (to buy protection)	$2,584,615

† At December 31, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at December 31, 2016:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$542	—	$542
Forward foreign currency contracts	506,035	—	506,035
Total	$506,577	—	$506,577

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at December 31, 2016:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged[3,4]	Net Amount
Futures contracts[5]	$243,031	$(243,031)	—
Forward foreign currency contracts	379,438	—	$379,438
OTC swap contracts	299,617	(299,617)	—
Total	$922,086	$(542,648)	$379,438

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

42	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]	Gross amounts are not offset in the Statement of Assets and Liabilities.

[4]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[5]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC, which permits the Fund to borrow up to $295,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. Prior to December 16, 2016, the Fund was allowed to borrow up to an aggregate amount of $150,000,000. Prior to December 16, 2016, the Fund paid a monthly commitment fee at an annual rate of 0.35% on the unutilized portion of the available loan. The interest on the loan outstanding, if any, is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s ability to utilize borrowing under the agreement. Interest expense related to the loan for the year ended December 31, 2016 was $1,743,051. For the year ended December 31, 2016, the Fund incurred a commitment fee in the amount of $68,093. At December 31, 2016, the Fund had $295,000,000 of borrowings outstanding per this credit agreement. For the year ended December 31, 2016, the average daily loan balance was $135,365,519 and weighted average interest rate was 1.29%.

6. Distributions subsequent to December 31, 2016

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
1/20/2017	1/27/2017	$0.1050
2/17/2017	2/24/2017	$0.1050
3/24/2017	4/3/2017	$0.1000
4/21/2017	5/1/2017	$0.1000
5/19/2017	6/1/2017	$0.1000

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	43

Notes to financial statements (cont’d)

7. Transfer of net assets

On December 16, 2016, the Fund acquired the assets and certain liabilities of the Western Asset Emerging Markets Income Fund Inc. and Western Asset Worldwide Income Fund Inc. (the “Acquired Funds”), pursuant to a plan of reorganization approved by shareholders of both the Acquired Funds and the Fund. Total shares issued by the Fund and the total net assets of the Acquired Funds and the Fund on the date of the transfer were as follows:

Acquired Funds	Shares Issued by the Fund	Total Net Assets of the Acquired Fund
Western Asset Emerging Markets Income Fund Inc.	20,484,081	$345,762,941
Western Asset Worldwide Income Fund Inc.	9,467,998	$159,816,119

The total net assets of the Fund were $519,792,737.

As part of the reorganization, for each share they held, shareholders of the Acquired Funds, Western Asset Emerging Markets Income Fund Inc. and Western Asset Worldwide Income Fund Inc., received 0.715479 and 0.727316 shares of the Fund, respectively. The Fund did not issue any fractional shares to shareholders of the Acquired Funds. In lieu thereof, the Fund purchased all fractional shares at the current net asset value of the shares and remitted the cash proceeds to former shareholders of the Acquired Fund in proportion to their fractional shares.

The total net assets of the Acquired Funds before acquisition included unrealized appreciation of $10,133,977, accumulated net realized loss of $55,360,090 and overdistributed net investment income of $159,189. Total net assets of the Fund immediately after the transfer were $1,025,371,797. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Proforma results of operations of the combined entity for the entire year ended December 31, 2016, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

(unaudited)
Net investment income	$65,194,298
Net realized loss	(33,173,971)
Change in net unrealized appreciation	80,534,238
Increase in net assets from operations	112,554,565

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s accompanying Statement of Operations since the close of business on December 16, 2016.

8. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a

44	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended December 31, 2016, the Fund did not repurchase any shares.

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2016	2015
Distributions paid from:
Ordinary income	$30,158,031	$35,476,229
Tax return of capital	8,642,590	4,864,099
Total distributions paid	$38,800,621	$40,340,328

As of December 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred Capital Losses*	$(113,874,943)
Other book/tax temporary differences (a)	(3,495,287)
Unrealized appreciation (depreciation) (b)	32,302,423
Total accumulated earnings (losses) — net	$(85,067,807)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. A portion of these losses will be subject to an annual limitation due to the reorganization discussed in Note 7.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of certain late year losses for tax purposes, the tax deferral of losses on straddles and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report	45

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset Emerging Markets Debt Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”), including the schedule of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Emerging Markets Debt Fund Inc. as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 17, 2017

46	Western Asset Emerging Markets Debt Fund Inc. 2016 Annual Report

Board approval of management agreement and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset Emerging Markets Income Fund, Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to that date. No representatives of the Manager or the Sub-Adviser participated in this meeting. The discussion below reflects all of these reviews.

Western Asset Emerging Markets Debt Fund Inc.	47

Board approval of management agreement and subadvisory agreements (unaudited) (cont’d)

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment

48	Western Asset Emerging Markets Debt Fund Inc.

sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged and non-leveraged emerging markets hard currency debt closed-end funds, as classified by Broadridge, regardless of asset size. The Performance Universe consisted of nine funds, including the Fund, for each of the 1- and 3-year periods ended June 30, 2016; eight funds, including the Fund, for the 5-year period ended such date; and six funds, including the Fund, for the 10-year period ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked third among the funds in the Performance Universe (first being best in these performance rankings) for each of the 1- and 3-year periods ended June 30, 2016; was ranked fourth among the funds in the Performance Universe for the 5-year period ended such date; and was ranked fifth among the funds in the Performance Universe for the 10-year period ended such date. The Fund’s performance for each of the 1-, 3- and 5-year periods ended June 30, 2016 was better than the Performance Universe median for that period while the Fund’s performance for the 10-year period ended such date was worse than the Performance Universe median. The Manager noted that the small number of funds and inclusion of leveraged and non-leveraged funds in the Performance Universe made meaningful performance comparisons difficult. The Board considered that a

Western Asset Emerging Markets Debt Fund Inc.	49

Board approval of management agreement and subadvisory agreements (unaudited) (cont’d)

change in leadership of the Fund’s portfolio management team was made two years ago, and that the Fund’s 10-year performance record was achieved, in part, by a different portfolio team. In addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3-, and 5-year periods ended June 30, 2016. On a net asset value basis, the Fund underperformed its benchmark for each of the periods.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and eight other leveraged and non-leveraged emerging markets hard currency debt closed-end funds, as classified by Broadridge. The nine funds in the Expense Universe had average net common share assets ranging from $58.1 million to $745.9 million. Three of the other Expense Universe funds were larger than the Fund and five were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe, showed, among other things, that the Management Fee on a contractual basis was ranked fifth among the funds in the Expense Universe (first being lowest and, therefore, best in these expense component rankings) and was at the Expense Universe median for that expense component. The actual Management

50	Western Asset Emerging Markets Debt Fund Inc.

Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked fifth among the funds in the Expense Universe whether compared on the basis of common share assets only or on the basis of common share and leveraged assets and, in each case, was at the Expense Universe median for those expense components. The Broadridge Expense Information further showed that the Fund’s actual total expenses ranked fourth among the Expense Universe funds whether compared on the basis of common share assets only or on the basis of common share and leveraged assets. In each case, the Fund’s actual total expenses were better (i.e., lower) than the Expense Universe median for that expense component. The Manager noted that the small number and varying sizes of funds comprising the Expense Universe, as well as the inclusion of leveraged and non-leveraged funds, made meaningful expense comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Western Asset Emerging Markets Debt Fund Inc.	51

Board approval of management agreement and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager during the period covered by the analysis had declined and remained at a level that the Board did not consider to be excessive in light of the judicial guidance and the nature, extent, and overall quality of the investment advisory and other services provided to the Fund.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. In February 2016, the Board received and approved a proposal from the Manager for a merger (the “Merger”) of the Fund with and into another Legg Mason Closed-end Fund — Western Asset Emerging Markets Debt Fund, Inc. (“ESD”). The Merger required approval of

52	Western Asset Emerging Markets Debt Fund Inc.

the respective shareholders of each of the Fund and ESD. At the time of the Contract Renewal Meeting, the Merger had been submitted to the respective shareholders of each of the Fund and ESD for consideration, but their approvals had not yet been obtained. Although it was, and is, believed that the Merger will benefit the shareholders of the Fund, as well as the shareholders of ESD, over time, the Board did not consider the Merger or its impact as a factor, positive or negative, for consideration in the Board’s determination to approve continuation of the Management Agreement and Sub-Advisory Agreements in this regard, given the need for approval by the respective shareholders of both the Fund and ESD and, if approved, the speculative nature of any such benefits at the time of the Contract Renewal Meeting. Following receipt of approval from the respective shareholders of each of the Fund and ESD, the Merger was completed on December 19, 2016.

The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset Emerging Markets Debt Fund Inc.	53

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Emerging Markets Debt Fund Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:

Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

54	Western Asset Emerging Markets Debt Fund Inc.

Independent Directors cont’d

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President Emeritus (since 2003), formerly Senior Board Fellow (2003 to 2015) and President (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Director, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset Emerging Markets Debt Fund Inc.	55

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

56	Western Asset Emerging Markets Debt Fund Inc.

Interested Director and Officer:

Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class II
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 156 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	149
Other board memberships held by Director during past five years	None

Additional Officers:

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011)

Western Asset Emerging Markets Debt Fund Inc.	57

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

58	Western Asset Emerging Markets Debt Fund Inc.

Additional Officers cont’d

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2018, year 2019 and year 2017, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

Western Asset Emerging Markets Debt Fund Inc.	59

Additional information (unaudited) (cont’d)

Results of joint special meeting of shareholders

The Joint Special Meeting of Shareholders of the Registrant, Western Asset Emerging Markets Income Fund Inc. and Western Asset Worldwide Income Fund Inc. was held on December 12, 2016, for the purpose of considering and voting upon Proposals 1A, 1B and 2: 1A. To approve the merger of Western Asset Emerging Markets Income Fund Inc. with and into the Registrant in accordance with the Maryland General Corporation Law; 1B. To approve the merger of Western Asset Worldwide Income Fund Inc. with and into the Registrant in accordance with the Maryland General Corporation Law; and 2: To approve an amendment of the Registrant’s primary investment objective to high current income and its secondary investment objective to capital appreciation. The following table provides information concerning the matters voted upon at the Meeting:

Proposal 1A: To approve the merger of Western Asset Emerging Markets Income Fund Inc. with and into the Registrant in accordance with the Maryland General Corporation Law.

For	Against	Abstain
16,793,985	1,135,735	421,938

Proposal 1B: To approve the merger of Western Asset Worldwide Income Fund Inc. with and into the Registrant in accordance with the Maryland General Corporation Law.

For	Against	Abstain
16,772,446	1,153,064	426,148

Proposal 2: To approve an amendment of the Registrant’s primary investment objective to high current income and its secondary investment objective to capital appreciation

For	Against	Abstain
16,835,909	1,104,589	411,160

60	Western Asset Emerging Markets Debt Fund Inc.

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Emerging Markets Debt Fund Inc.	61

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

62	Western Asset Emerging Markets Debt Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions on your Common Shares will be automatically reinvested by Computershare Inc., as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Inc., as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at Computershare Inc., 211 Quality Circle, Suite 210, College Station, TX 77845-4470. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days

Western Asset Emerging Markets Debt Fund Inc.	63

Dividend reinvestment plan (unaudited) (cont’d)

prior to distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at Computershare Inc., 211 Quality Circle, Suite 210, College Station, TX 77845-4470.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. Fees paid by Plan participants to sell Fund shares will not change, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

64	Western Asset Emerging Markets Debt Fund Inc.

Revised Dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the

Western Asset Emerging Markets Debt Fund Inc.	65

Dividend reinvestment plan (unaudited) (cont’d)

Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 211 Quality Circle, Suite 210, College Station, TX 77845-4470 or by calling the Plan Agent at 1-888-888-0151.

66	Western Asset Emerging Markets Debt Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2016:

Record date:	Monthly
Payable date:	January 2016 - December 2016
Tax return of capital	22.27%

Please retain this information for your records.

Western Asset Emerging Markets Debt Fund Inc.	67

Western Asset

Emerging Markets Debt Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President

and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.*

211 Quality Circle, Suite 210

College Station, TX 77845-4470

*	Effective March 14, 2016, Computershare Inc. serves as the Fund’s transfer agent.

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

EMD

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset Emerging Markets Debt Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Emerging Markets Debt Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

211 Quality Circle, Suite 210

College Station, TX 77845-4470

WAS0020 2/17 SR17-3003

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determine that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal years ending December 31, 2015 and December 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $68,000 in December 31, 2015 and $68,700 in December 31, 2016.

b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in December 31, 2015 and $0 in December 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,880 in December 31, 2015 and $3,920 in December 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset Emerging Markets Debt Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Emerging Markets Debt Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Emerging Markets Debt Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2015 and December 31, 2016; Tax Fees were 100% and 100% for December 31, 2015 and December 31, 2016; and Other Fees were 100% and 100% for December 31, 2015 and December 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Emerging Markets Debt Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Emerging Markets Debt Fund Inc. during the reporting period were $0 in 2016.

(h) Yes. Western Asset Emerging Markets Debt Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Emerging Markets Debt Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	PROXY VOTING – LMPFA & Western Asset Management Company (and affiliates)

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2013	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Gordon S. Brown Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Brown was Senior Investment Manager of Emerging Market Rates and Currencies at Baillie Gifford & Co. from 2001 to 2011.

Chia-Liang Lian Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2015	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional since 2011; Prior to joining Western Asset, Mr. Lian spent approximately six years with the Pacific Investment Management Company (PIMCO), where he served as Head of Emerging Asia Portfolio Management.

Kevin J. Ritter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2015	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s investment professionals for the fund. Unless noted otherwise, all information is provided as of December 31, 2016.

Other Accounts Managed by Investment Professionals

The table below identifies the number of accounts (other than the fund) for which the fund’s investment professionals have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
S. Kenneth Leech‡	Other Registered Investment Companies	103	$153.7 billion	None	None
	Other Pooled Vehicles	271	$82.4 billion	7	$1.6 billion
	Other Accounts	613	$188.5 billion	66	$18.5 billion

Kevin J. Ritter‡	Other Registered Investment Companies	5	$490 million	None	None
	Other Pooled Vehicles	8	$1.0 billion	None	None
	Other Accounts	36	$3.0 billion	None	None

Gordon Brown‡	Other Registered Investment Companies	5	$1.0 billion	None	None
	Other Pooled Vehicles	18	$3.7 billion	1	$120 million
	Other Accounts	75	$24.6 billion	7	$5.0 billion

Chia-Liang Lian‡	Other Registered Investment Companies	26	$37.3 billion	None	None
	Other Pooled Vehicles	41	$14.2 billion	1	$120 million
	Other Accounts	158	$30.3 billion	32	$7.6 billion

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

(a)(4): Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each investment professional as of December 31, 2016.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	C
Kevin J. Ritter	A
Gordon S. Brown	A
Chia-Liang Lian	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Emerging Markets Debt Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	February 24, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	February 24, 2017